Mercantile
Bank Corporation

CONFERENCE CALL AND WEBCAST PRESENTATION

FOURTH QUARTER 2020

Forward-Looking Statements

Mercantile Bank Corporation

This presentation contains comments or information that may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any such comments are based on current expectations that involve a number of risks and uncertainties. Actual results may differ materially from the results expressed in forward-looking statements. Factors that might cause such a difference include changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and nontraditional competitors; changes in banking regulation or actions by bank regulators; our participation in the Paycheck Protection Program administered by the Small Business Administration; changes in tax laws; changes in prices, levies, and assessments; the impact of technological advances; potential cyber attacks, information security breaches and other criminal activities; litigation liabilities; governmental and regulatory policy changes; the outcomes of contingencies; trends in customer behavior as well as their ability to repay loans; changes in local real estate values; changes in the national and local economies, including the significant disruption to financial market and other economic activity caused by the outbreak of COVID-19; and other factors, including risk factors, disclosed from time to time in filings made by Mercantile with the Securities and Exchange Commission. Mercantile undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

Mercantile Bank

A commitment to excellence

Mercantile Bank Corporation

- A transformational merger of equals in 2014
- A history of solid organic loan growth
- Strong asset quality
- Performance built on a culture dedicated to mutually beneficial relationships with customers and communities, cultivated and executed by a talented, experienced staff
- Long standing focus on development of technology through our digital strategy
- Significant core deposit growth
- Effective and efficient operations

- Alma Market (6 Locations)
- Cadillac Market (2 Locations)
- Grand Rapids Market (12 Locations)
- Kalamazoo Market (4 Locations)
- Lansing Market (2 Locations)
- Mt. Pleasant Market (11 Locations)
- Ohio Market (1 Location)
- Troy Market (1 Location)
- West Branch Market (5 Locations)



Fairview
St. Helen
Rose City
West Branch
Cadillac
Clare
Midland
Remus
Canadian Lakes
Mt. Pleasant
Shepherd
Lakeview
Vestaburg
Merrill
Howard City
Alma
Ithaca
St. Charles
Belding
Ionia
St. Johns
Grand Rapids
Lowell
Holland
Lansing
Hastings
Troy
Kalamazoo
Paw Paw
Portage
Mortgage loan office opened in Cincinnati, OH during Fourth Quarter 2020.

Strategic Initiatives

Mercantile Bank Corporation

LEVERAGE INVESTMENTS	DIGITAL DELIVERY	PEOPLE & CULTURE	RISK & PROCESS

• Expand usage of Treasury Management products and services
• Cultivate new market growth utilizing knowledgeable staff along with digital products and services
  ▪ Southeast, MI
  ▪ Midland, MI
  ▪ Cincinnati, OH
• Capitalize on merger disruptions
• Solidify new relationships built through the PPP
	• Expand customer utilization of digital banking services
	• Personalize the digital experience
	• Deploy digital onboarding for all products
	• Leverage data to customize client interactions and refine internal systems
	• Offer best-in-class products and services
		• Recruit and retain top talent
		• Develop emerging leaders
		• Expand Diversity, Equity & Inclusion
		• Formalize and communicate all Environmental, Social and Governance (ESG) efforts
		• Continue development of strong community partnerships and volunteer involvement
			• Support customers during times of economic uncertainty
			• Optimize "work from home/work from office" structure
			• Evolve branches into relationship centers
			• Retain financial strength and resiliency
			• Maintain robust asset, transaction and risk analysis processes

Non-Interest Income Strategic Initiatives

Mortgage Pipeline Trend Year-Over-Year Comparison

Mercantile Bank Corporation



1200
1000
800
600
400
200
0
Applications
2019 Apps
2020 Apps
January
February
March
April
May
June
July
August
September
October
November
December

Non-Interest Income Strategic Initiatives

Mortgage Pipeline Trend Year-Over-Year Comparison

Mercantile Bank Corporation


2019 Volume
2020 Volume
2019 Units
2020 Units
$120,000,000
$100,000,000
$80,000,000
$60,000,000
$40,000,000
$20,000,000
$-
Volume
600
500
400
300
200
100
0
Units
January
February
March
April
May
June
July
August
September
October
November
December

Leveraging Opportunities

Mercantile Bank Corporation

Branch Optimization

- Ionia Downtown: $300,000 in annual salary & benefits + $300,000 in overhead expenses = $600, 000
  - Efficiencies gained from branch consolidation due to decreased traffic and ability to serve market via remaining branches.
- Alma Downtown: $275,000 in annual salary & benefits + $225,000 in overhead expenses = $500,000
  - Shift to drive-thru only due to traffic migration and expansion of nearby branch.
- Lakeview Downtown: $130,000 in annual salary & benefits + $70,000 in overhead expenses = $200,000
  - Increased space efficiencies gained with investment in nearby branch upgrades.
- Hastings: $200,000 in annual salary & benefits + $160,000 in overhead expenses = $360,000
  - Sale pending due to lack of nearby locations and limited market penetration.
- Holland: $300,000 in annual salary & benefit savings in 2019 when we went to Live ATM only, $360,000 in overhead savings when building is sold.
  - Successfully servicing market electronically.
- Troy: $100,000 in annual salary & benefit savings by reducing 1.5 FTE to go completely virtual
  - Successfully servicing market electronically.

Customer Experience

Mercantile Bank Corporation

2020 Growth

Consumer Accounts Opened Online	Live ATM Banking Transactions	Call Center Activity
Up 209%	Up 400%	Up 13%

Upcoming Projects for 2021

- Online mobile appointment scheduling software
- Further expansion of Live ATM fleet with 3-4 upgrades planned in 2021
- Online account opening vendor change to improve customer experience and incorporation of business account opening (consumer lending in 2022)

Strong Credit Administration

Mercantile Bank Corporation

Mercantile has worked continuously since the end of the Great Recession to place itself in a position of strength during times of economic weakness. The maintenance of strong credit administration practices has been an integral part of that work. Loan portfolio metrics have remained very strong over the past several years, reflecting the performance of the Bank's customers.

Mercantile remains in close contact with its customers to monitor the impact of COVID-19 on their status and financial condition. Federal government stimulus through the PPP has helped to mitigate some of our clients' challenges during the pandemic.

COVID-19 Activities & Timeline

Mercantile Bank Corporation

JANUARY 2020

- Monitoring initial reports of COVID-19

FEBRUARY 2020

- Pandemic plan activated to ensure the health and safety of our employees and customers

MARCH 2020

- Branches open by appointment only (3/18)
- Commencement of Mercantile's payment relief assistance programs for commercial and retail loan customers (3/18)
- 75-80% of staff working remotely from home (3/23)
- All lobbies closed (3/25)
- CARES Act signed into law (3/27)

APRIL & MAY 2020

- Significant portion of staff fully immersed in PPP processing and submission
- PPP applications approved by SBA and funded
- PPP focus now shifts to the planning and implementation of the forgiveness phase
- Planning for the State's re-opening

JUNE 2020

- Phased return of employees to the workplace
- Re-opening of lobbies by appointment only (6/1)
- Lobbies re-opened to customers (6/26)

AUGUST 2020

- PPP forgiveness submissions begin (8/31)

SEPTEMBER 2020

- 25% reduction of in-person employee attendance in densely occupied offices

NOVEMBER 2020

- All lobbies closed
- 75-80% of staff working remotely from home

JANUARY 2021

- Preparations begin for a new round of PPP funding

Mercantile Bank Corporation

COMMERCIAL
Interest Only Amendments

# Total	$ Total
18	$14,000,000

COMMERCIAL
Payment Deferrals

# Total	$ Total
0	$0

INDUSTRY BREAKDOWN
Interest Only Amendments

Industry	Total Principal Balance
Construction	$2,000,000
Mental Health Facilities	$2,000,000
Restaurants	$1,000,000
Hotels	$7,000,000
Other	$2,000,000

Paycheck Protection Program (PPP)

Mercantile Bank Corporation

Forgiveness Activity *(As of 1/14/21)*

	ORIGINAL		FORGIVEN		REMAINING	
LOAN BALANCE SEGMENT	#	$	#	$	#	$
Under $50,000	945	$20,500,000	480	$10,700,000	465	$9,800,000
$50,000 - $150,000	598	$53,500,000	302	$27,100,000	296	$26,400,000
$150,000 - $500,000	382	$104,500,000	200	$55,900,000	182	$48,600,000
$500,000 - $2,000,000	196	$192,600,000	121	$116,500,000	75	$76,100,000
$2,000,000 & Over	50	$183,200,000	0	$0	50	$183,200,000
Totals	2,171	$554,300,000	1,103	$210,200,000	1,068	$344,100,000
Percentage of Original			50.8%	37.9%	49.2%	62.1%

COVID-19 Impacted Industries

NAICS Composition*

Mercantile Bank Corporation

COVID-19 Impacted Industries

Industry	December 31, 2020	% of Total Commercial Loans
Nursing & Assisted Living	$125,000,000	5.1%
Hotels / Motels / Lodging	$106,000,000	4.4%
Restaurants#	$82,000,000	3.4%
Movie Theaters / Entertainment	$71,000,000	2.9%

** Excludes PPP loans*

 # Significant portion are loans to fast food franchises

Commercial Loan Portfolio Composition

Mercantile Bank Corporation


5%
33%
41%
19%
2%

Loan Type

- Commercial & Industrial
- Commercial Vacant Land Land Development & Residential Construction
- Commercial Real Estate - Owner Occupied
- Commercial Real Estate - Non-Owner Occupied
- Commercial Real Estate - Multi-Family & Residential Rental

Commercial Credit Exposure

Mercantile Bank Corporation

Credit risk profile by internal credit risk grades:

Internal Credit Risk Grade Groupings	Commercial & Industrial	Commercial Vacant Land, Land Development, & Residential Construction	Commercial Real Estate – Owner Occupied	Commercial Real Estate – Non-Owner Occupied	Commercial Real Estate – Multi-Family & Residential Rental
Grades 1-4	$828,706,000	$22,547,000	$315,134,000	$396,700,000	$91,711,000
Grades 5-7	$306,614,000	$32,398,000	$185,541,000	$520,395,000	$54,111,000
Grades 8-9	$10,103,000	$110,000	$29,278,000	$341,000	$273,000
Total Commercial	$1,145,423,000	$55,055,000	$529,953,000	$917,436,000	$146,095,000
% of Total Commercial Loans as of Dec. 31, 2020	41%	2%	19%	33%	5%

Past Due Loans*

Mercantile Bank Corporation

		30 – 59 Days Past Due	60 – 89 Days Past Due	> 89 Days Past Due	Total Past Due	Current	Total Loans	Recorded Balance > 89 Days & Accruing
Commercial:								
Commercial & Industrial	$	261,000	172,000	0	433,000	1,144,990,000	1,145,423,000	0
Vacant Land, Land Development, Residential Construction	$	0	0	0	0	55,055,000	55,055,000	0
Real Estate – Owner Occupied	$	0	197,000	421,000	618,000	529,335,000	529,953,000	0
Real Estate – Non-Owner Occupied	$	0	0	23,000	23,000	917,413,000	917,436,000	0
Real Estate – Multi-Family & Residential Rental	$	0	0	0	0	146,095,000	146,095,000	0
Total Commercial	$	261,000	369,000	444,000	1,074,000	2,792,888,000	2,793,962,000	0
Retail:								
Home Equity & Other	$	112,000	65,000	54,000	231,000	61,389,000	61,620,000	0
1 – 4 Family Mortgages	$	1,147,000	247,000	342,000	1,736,000	359,040,000	360,776,000	0
Total Retail	$	1,259,000	312,000	396,000	1,967,000	420,429,000	422,396,000	0
Total Past Due Loans	$	1,520,000	681,000	840,000	3,041,000	3,213,317,000	3,216,358,000	0

** As of December 31, 2020. Excludes current non-accrual loans.*

Past Due Loans

Mercantile Bank Corporation



30-89 Days
90 Days & Over
Total
Over 89 Days & Accruing
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
6/30/19
9/30/19
12/31/19
3/31/20
6/30/20
9/30/2020
12/31/2020

Consolidated Reports of Income
Unaudited

Mercantile Bank Corporation

	Three Months Ended December 31, 2020	Three Months Ended December 31, 2019	Twelve Months Ended December 31, 2020	Twelve Months Ended December 31, 2019
Net Income:	$ 14,082,000	$ 13,317,000	$ 44,138,000	$ 49,456,000
Basic earnings per share	$ 0.87	$ 0.81	$ 2.71	$ 3.01
Diluted earnings per share	$ 0.87	$ 0.81	$ 2.71	$ 3.01
Average basic shares outstanding	$ 16,279,052	$ 16,373,458	$ 16,268,689	$ 16,405,159
Average diluted shares outstanding	$ 16,279,243	$ 16,375,740	$ 16,269,319	$ 16,409,135

Consolidated Reports of Income

Unaudited

Mercantile Bank Corporation

	Three Months Ended December 31, 2020	Three Months Ended December 31, 2019	Twelve Months Ended December 31, 2020	Twelve Months Ended December 31, 2019
INTEREST INCOME				
Loans, including fees	$ 35,971,000	$ 36,257,000	$ 137,399,000	$ 145,816,000
Investment securities	1,484,000	2,563,000	10,038,000	10,150,000
Other interest-earning assets	165,000	744,000	876,000	2,371,000
Total interest income	37,620,000	39,564,000	148,313,000	158,337,000
INTEREST EXPENSE				
Deposits	3,176,000	5,358,000	14,984,000	21,264,000
Short-term borrowings	41,000	51,000	173,000	295,000
Federal Home Loan Bank advances	2,072,000	2,226,000	8,571,000	8,977,000
Other borrowed money	482,000	761,000	2,339,000	3,267,000
Total interest expense	5,771,000	8,396,000	26,067,000	33,803,000
Net interest income	31,849,000	31,168,000	122,246,000	124,534,000
Provision for loan losses	2,500,000	(700,000)	14,050,000	1,750,000
Net interest income after provision for loan losses	$ 29,349,000	$ 31,868,000	$ 108,196,000	$ 122,784,000

Consolidated Reports of Income
Unaudited

Mercantile Bank Corporation

		Three Months Ended December 31, 2020		Three Months Ended December 31, 2019		Twelve Months Ended December 31, 2020		Twelve Months Ended December 2019
NONINTEREST INCOME								
Service charges on accounts	$	1,177,000	$	1,178,000	$	4,578,000	$	4,584,000
Mortgage banking income		9,600,000		3,194,000		29,346,000		8,485,000
Credit and debit card income		1,602,000		1,528,000		5,973,000		5,925,000
Payroll services		399,000		399,000		1,745,000		1,626,000
Earnings on bank owned life insurance		281,000		319,000		1,214,000		3,886,000
Interest rate swap income		932,000		0		932,000		0
Other income		342,000		694,000		1,384,000		2,450,000
Total noninterest income	$	14,333,000	$	7,312,000	$	45,172,000	$	26,956,000

Consolidated Reports of Income
Unaudited

Mercantile Bank Corporation

	Three Months Ended December 31, 2020	Three Months Ended December 31, 2019	Twelve Months Ended December 31, 2020	Twelve Months Ended December 31, 2019
NONINTEREST EXPENSE				
Salaries and benefits	$ 15,411,000	$ 13,851,000	$ 59,799,000	$ 53,833,000
Occupancy	2,006,000	1,972,000	7,950,000	7,061,000
Furniture and equipment	850,000	698,000	3,350,000	2,583,000
Data processing costs	2,647,000	2,381,000	10,440,000	9,235,000
Other expense	5,027,000	4,433,000	16,981,000	16,568,000
Total noninterest expense	25,941,000	23,335,000	98,520,000	89,280,000
Income before federal income tax expense	17,741,000	15,845,000	54,848,000	60,460,000
Federal income tax expense	3,659,000	2,528,000	10,710,000	11,004,000
Net Income	$ 14,082,000	$ 13,317,000	$ 44,138,000	$ 49,456,000

Consolidated Financial Highlights
Unaudited

Mercantile Bank Corporation

	Quarterly				
	2020 4th Qtr	2020 3rd Qtr	2020 2nd Qtr	2020 1st Qtr	2019 4th Qtr
YIELD ON ASSETS / COST OF FUNDS					
Yield on loans	4.34%	4.03%	4.18%	4.69%	5.01%
Yield on securities	1.69%	2.26%	3.37%	4.73%	2.90%
Yield on other interest-earning assets	0.12%	0.12%	0.15%	1.22%	1.65%
Yield on total earning assets	3.55%	3.45%	3.85%	4.54%	4.61%
Yield on total assets	3.35%	3.25%	3.62%	4.23%	4.31%
Cost of deposits	0.37%	0.41%	0.48%	0.70%	0.79%
Cost of borrowed funds	1.75%	1.78%	1.91%	2.31%	2.36%
Cost of interest-bearing liabilities	0.91%	0.99%	1.11%	1.36%	1.47%
Cost of funds *(total earning assets)*	0.55%	0.59%	0.68%	0.91%	0.98%
Cost of funds *(total assets)*	0.51%	0.56%	0.64%	0.85%	0.91%
Net interest margin *(fully tax-equivalent)*	3.00%	2.86%	3.17%	3.63%	3.63%

Consolidated Financial Highlights
Unaudited

Mercantile Bank Corporation

(dollars in thousands)		Quarterly				
		2020 4th Qtr	2020 3rd Qtr	2020 2nd Qtr	2020 1st Qtr	2019 4th Qtr
MORTGAGE BANKING ACTIVITY						
Total mortgage loans originated	$	218,904	237,195	275,486	132,859	110,611
Purchase mortgage loans originated	$	99,490	93,068	58,015	46,538	49,407
Refinance mortgage loans originated	$	119,414	144,127	217,471	86,321	61,204
Mortgage loans originated with intent to sell	$	159,942	191,318	225,665	95,327	81,590
Income on sale of mortgage loans	$	9,476	10,199	7,760	2,086	3,062

Consolidated Financial Highlights

Unaudited

Mercantile Bank Corporation

(dollars in thousands)		Quarterly				
		2020 4th Qtr	2020 3rd Qtr	2020 2nd Qtr	2020 1st Qtr	2019 4th Qtr
ASSET QUALITY						
Gross loan charge-offs	$	340	124	335	40	112
Recoveries	$	234	250	153	229	287
Net loan charge-offs (recoveries)	$	106	(126)	182	(189)	(175)
Net loan charge-offs to average loans		0.01%	(0.02%)	0.02%	(0.03%)	(0.02%)
Provision for loan losses	$	2,500	3,200	7,600	750	(700)
Allowance for loan losses	$	37,967	35,572	32,246	24,828	23,889
Allowance to loans		1.18%	1.06%	0.97%	0.86%	0.84%
Allowance to loans excluding PPP loans		1.33%	1.27%	1.16%	0.86%	0.84%
Nonperforming loans	$	3,384	4,141	3,212	3,469	2,284
Other real estate/repossessed assets	$	701	512	198	271	452
Nonperforming loans to total loans		0.11%	0.12%	0.10%	0.12%	0.08%
Nonperforming assets to total assets		0.09%	0.11%	0.08%	0.10%	0.08%

Consolidated Financial Highlights
Unaudited

Mercantile Bank Corporation

(dollars in thousands)		Quarterly				
		2020 4th Qtr	2020 3rd Qtr	2020 2nd Qtr	2020 1st Qtr	2019 4th Qtr
NONPERFORMING ASSETS - RECONCILIATION						
Beginning balance	$	4,653	3,410	3,740	2,736	2,887
Additions	$	972	1,615	220	1,344	30
Other activity	$	0	0	0	(31)	135
Return to performing status	$	0	(72)	(26)	(7)	0
Principal payments	$	(1,064)	(249)	(278)	(110)	(232)
Sale proceeds	$	(245)	0	(49)	(192)	(36)
Loan charge-offs	$	(231)	(51)	(173)	0	(48)
Valuation write-downs	$	0	0	(24)	0	0
Ending balance	$	4,085	4,653	3,410	3,740	2,736

Consolidated Financial Highlights

Unaudited

Mercantile Bank Corporation

(dollars in thousands)		Quarterly				
		2020 4th Qtr	2020 3rd Qtr	2020 2nd Qtr	2020 1st Qtr	2019 4th Qtr
CAPITAL						
Tangible equity to tangible assets		8.89%	8.69%	8.74%	10.14%	10.15%
Tier 1 leverage capital ratio		9.77%	9.80%	10.21%	11.47%	11.28%
Common equity risk-based capital ratio		11.34%	11.37%	11.34%	10.92%	11.00%
Tier 1 risk-based capital ratio		12.68%	12.74%	12.74%	12.28%	12.36%
Total risk-based capital ratio		13.80%	13.82%	13.73%	13.03%	13.09%
Tier 1 capital	$	430,146	420,225	412,526	406,445	405,148
Tier 1 plus tier 2 capital	$	468,113	455,797	444,772	431,273	429,038
Total risk-weighted assets	$	3,391,563	3,298,047	3,238,444	3,309,336	3,276,754
Book value per common share	$	27.04	26.59	26.20	25.82	25.36
Tangible book value per common share	$	23.86	23.37	22.96	22.55	22.12
Cash dividend per common share	$	0.28	0.28	0.28	0.28	0.27

2021 Forecast Considerations

Mercantile Bank Corporation

NET INTEREST INCOME	PROVISION EXPENSE	FEE INCOME	OVERHEAD EXPENSE
• PPP/PPLF Volume • PPP Loan Forgiveness • Asset Quality • New Loan Relationship Opportunities • Excess Liquidity	• Net Loan Growth • Loan Risk Rating Changes • Reserve Economic Forecast and Environmental Allocation Changes	• Mortgage Production Volumes • Card Interchange Income • Treasury Management Opportunities	• Operating Efficiency Opportunities • Loan Collection Costs

Mercantile
Bank Corporation

THANK YOU FOR YOUR INTEREST IN OUR COMPANY

NASDAQ Global Select Market Symbol: MBWM
310 Leonard Street NW, Grand Rapids, MI 49504
616.406.3000 or 800.453.8700
www.mercbank.com